LOAN AGREEMENT

July 28, 2015

Paer Tomas Rasmus Norling  (the “Lender”) with an address at 2067 Calle Espana Apt. 2 San Juan, Puerto Rico 00911, advanced USD$200,000 (the “Principal Sum”) to Triton Emission Solutions Inc. (the “Borrower”) with the registered address at 151 San Francisco St, Suite 201, San Juan, PR 00901. As part of the Principle Sum the Lender agreed to pay Borrower’s outstanding debt with Lemag Lehmann & Michels Gmb represented by invoice #29761 in the amount of USD$49,133.14 (EURO 42,569.00). The lender paid the said invoice on July 15, 2015, of which confirmation is attached as an Exhibit “A” to this Loan Agreement.

The Principal Sum is to accumulate interest at the rate of 6% per year compounded monthly (the “Interest”) from July 28, 2015.  In addition, The Borrower acknowledges that it will be obligated to repay any costs that the Lender may incur in trying to collect the Principal Sum and the Interest.

The Lender acknowledges that the Principal Sum together with accrued interest is to be repaid not earlier than 90 days following the execution of the Loan Agreement.

The Borrower will evidence the debt and the repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER	BORROWER
Paer Tomas Rasmus Norling	Triton Emission Solutions Inc.

Per:

/s/ Rasmus Norling	/s/ Anders Aasen
Paer Tomas Rasmus Norling	Anders Aasen

PROMISSORY NOTE

Principal Amount: USD$200,000	July 28, 2015

FOR VALUE RECEIVED Triton Emission Solutions Inc., (the “Borrower”) of 151 San Francisco St, Suite 201, San Juan, PR 00901 promises to pay not earlier than 90 days following execution of this Promissory Note to the order of Paer Tomas Rasmus Norling (the “Lender”) of 2067 Calle Espana Apt. 2 San Juan, Puerto Rico 00911, the sum of USD$200,000 (the “Principal Sum”) together with the accumulated Interest.

For the purposes of this promissory note, Interest Rate means six (6) per cent per year.  Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 6.17% per annum calculated monthly), and is payable together with the Principal Sum not earlier than 90 days following execution of this Promissory Note.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER

Triton Emission Solutions Inc.

Per:

/s/ Anders Aasen

Anders Aasen

Exhibit A

TO LOAN AGREEMEBER AND PROMISSORY NOTE

BETWEEN PAER TOMAS RASMUS NORLING AND

TRITON EMISSION SOLUTIONS INC.

DATED EFFECTIVE AS OF JULY 28, 2015

(See Attached)

LEMAG LEHMANN & MICHELS GmbH

TECHNISCHE MESSINSTRUMENTE FEINMECHANISCHE PRÄZISIONSFERTIGUNG

TECHNISCHE MESSINSTRUMENTE
GEGRÜNDET 1911

LEMAG LEHMANN & MICHELS GmbH · P.O. BOX 54 06 61 · D-22506 Hamburg

Triton Emission Solutions
151 Calle De San Francisco, Ste 201
00901 San Juan
PUERTO RICO

Sales & Service Center Rellingen
Siemensstraße 9, 25462 Rellingen
☎ : +49 4101 58 80-0
FAX : +49 4101 58 80-129
E-MAIL : lemag@lemag.de
WEB : www.lemag.de

Invoice

Delivery date : 24.04.2015
Delivery : HAMBURG EXPRESS AIRFREIGHT
Terms of delivery : ex works, excl. packing
Our order no. : 29738
Your ref. no. : PO #03062015

Invoice no. : 29761
Customer no. : 11696

Date : 29.04.2015
VAT ID No. : DE814941540
VAT No.: 18/296/01831
Contact : Andrea Janßen

Pos.	Part no./Description	Customs tarif no.	Qty	S-P EUR		T-P EUR
001	31003010 LEMAG Homogeniser FQI 10 Capacity: 10.0m³/h @ 36cSt Max. Fuel Pressure: 16.0 bar Max. Fuel Temp: 150°C Sealing type: Magnetic Coupling Voltage and Power: 690V, 50/60 Hz, 11/13,2 kW Connections: DIN Flanges, DN 50, PN 16 with GL certificate N1412RSJ SN: 38175 **For 690V / 60Hz**	84798200	3 pcs	14.270,00	-20,00 %	34.248,00
002	31003020 Control Panel for LEMAG Homogenizer FQI For FQI 3, 5, 8 and 10 to/h Incl. automatic circuit breaker, operating hours counter, Ampere meter, over-current protection, main switch, start-stop button, contact for remote start-stop, status lamps, status signal by relays circuit, monitoring fuel and motor temperature as well as rotating speed. All mounted in an IP54 switchboard	84799080	3 pcs	2.200,00	-20,00 %	5.280,00

Reklamationen können nur innerhalb von 8 Tagen nach Empfang der Ware berücksichtigt werden. Erfüllungsort und Gerichtsstand Hamburg. Verpackung wird zum Selbstkostenpreis berechnet und nicht zurückgenommen. Gemäß unseren Verkaufs- und Lieferbedingungen bleiben die obigen Gegenstände unser Eigentum bis zur restlosen Bezahlung. Der erweiterte Eigentumsvorbehalt gemäß den gesetzlichen Bestimmungen gilt als vereinbart. / GOODS ARE DELIVERED ACCORDING TO OUR CONDITIONS OF SALES.

Geschäftsführer: Thomas Porep und Björn-Thorben Porep   Sitz der Gesellschaft: Rellingen, Handelsregister Pinneberg HRB 11346 PI

LEMAG LEHMANN & MICHELS GmbH
TECHNISCHE MESSINSTRUMENTE FEINMECHANISCHE PRÄZISIONSFERTIGUNG
TECHNISCHE MESSINSTRUMENTE
GEGRÜNDET 1911

LEMAG LEHMANN & MICHELS GmbH · P.O. BOX 54 06 61 · D-22506 Hamburg

Triton Emission Solutions
151 Calle De San Francisco, Ste 201
00901 San Juan
PUERTO RICO

Sales & Service Center Rellingen
Siemensstraße 9, 25462 Rellingen
☎ : +49 4101 58 80-0
FAX : +49 4101 58 80-129
E-MAIL : lemag@lemag.de
WEB : www.lemag.de

Invoice

Page: 2

Delivery date : 24.04.2015
Delivery : HAMBURG EXPRESS AIRFREIGHT
Terms of delivery : ex works, excl. packing
Our order no. : 29738
Your ref. no. : PO #03062015

Invoice no. : 29761
Customer no. : 11696

Date : 29.04.2015
VAT ID No. : DE814941540
VAT No.: 18/296/01831
Contact : Andrea Janßen

Pos.	Part no./Description	Customs tarif no.	Qty	S-P EUR	T-P EUR
003	26044025 Welding neck flange DN50/60 Material: 1.4571 PN16 *** free of charge ***	73072100	6 pcs	0,00	0,00
004	1000 Freight charges		1 pcs	2.849,00	2.849,00
005	2000 Packing		1 pcs	192,00	192,00

steuerfreie Ausfuhrlieferung
tax free export delivery

LEHMANN & MICHELS GmbH
(i.A. Michael Eggert)

Net	VAT %	VAT net	Total
42.569,00			**42.569,00 EUR**

30 days net
Bankers: Sparkasse Südholstein, BIC: NOLADE21SHO
IBAN: DE62 230510300015124670

Reklamationen können nur innerhalb von 8 Tagen nach Empfang der Ware berücksichtigt werden. Erfüllungsort und Gerichtsstand Hamburg. Verpackung wird zum Selbstkostenpreis berechnet und nicht zurückgenommen. Gemäß unseren Verkaufs- und Lieferbedingungen bleiben die obigen Gegenstände unser Eigentum bis zur restlosen Bezahlung. Der erweiterte Eigentumsvorbehalt gemäß den gesetzlichen Bestimmungen gilt als vereinbart. / GOODS ARE DELIVERED ACCORDING TO OUR CONDITIONS OF SALES.

Geschäftsführer: Thomas Porep und Björn-Thorben Porep
Sitz der Gesellschaft: Rellingen, Handelsregister Pinneberg HRB 11346 PI